UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE l4C

(Rule 14c-101)

Information Statement Pursuant to Section 14C

of the Securities Exchange Act of 1934

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(c) - 5(d)(2))
☐	Definitive Information Statement

SUNRISE HOLDINGS LIMITED
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 15(c)-(g)

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth in the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SUNRISE HOLDINGS LIMITED

2798 Thamesgate Dr.

Mississauga, Ontario, Canada L4T 4E8

_________ __, 2014

NOTICE OF ACTION BY WRITTEN CONSENT OF HOLDER OF

A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING VOTING STOCK OF SUNRISE HOLDINGS LIMITED

SCHEDULE l4C

Information Statement Pursuant to Section 14C of the Securities Exchange Act of 1934 and Regulation 14C and Schedule 14C thereunder

Dear Shareholders:

The enclosed Information Statement is being distributed to the holders of record of common and preferred stock, par value $0.001 per share, of Sunrise Holdings Limited, a Nevada corporation (the “Company” or “we”) as of the close of business on October 2, 2014 (the “Record Date”), under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform our shareholders of actions taken by written consent by the holder of the majority of the voting power of our outstanding voting stock (the “Written Consent”).

The following action was authorized, by the Written Consent, by the holder of a majority of the voting power of our outstanding voting stock on October 2, 2014:

•	an amendment to our Articles of Incorporation, as amended (the “Amendment”), to change the name of the Company to Event Cardio Group Inc. (the “Name Change”).

The Written Consent constitutes the only shareholder approval required under the Nevada corporate law, our Articles of Incorporation and Bylaws to approve the Name Change. No consents or proxies are being requested from our shareholders and our Board of Directors (the “Board”) is not soliciting your consent or your proxy in connection with the Name Change. The Name Change, as approved in the Written Consent, will not become effective until 20 calendar days after the enclosed Information Statement is first mailed or otherwise delivered to our shareholders entitled to receive notice thereof.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS, AND NO SHAREHOLDER’S MEETING WILL BE HELD TO CONSIDER THE MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING SHAREHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Important Notice Regarding the Availability of Information Statement Materials in Connection with this Schedule 14C: We will furnish a copy of this Information Statement, without charge, to any shareholder upon written request to the following address: Sunrise Holdings Limited, 2798 Thamesgate Dr., Mississauga, Ontario, Canada L4T 4E8, Attention: Corporate Secretary.

Sincerely,

By:	/s/ John Bentivoglio
John Bentivoglio
Chief Executive Officer

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SUNRISE HOLDINGS LIMITED

2798 Thamesgate Dr.

Mississauga, Ontario, Canada L4T 4E8

_________________________________

INFORMATION STATEMENT

_________________________________

WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND

YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

INTRODUCTION

This Information Statement advises shareholders of Sunrise Holdings Limited (the "Company" or “we”) of:

•	an amendment to our Articles of Incorporation, as amended (the “Amendment”), to change the name of the Company to Event Cardio Group Inc. (the “Name Change”).

Our Board of Director’s (the “Board”) approved the Name Change, on October 2, 2014. The Name Change was subsequently approved, by written consent, by the holder of a majority of the voting power of our outstanding voting stock on October 2, 2014 (the “Written Consent”). A copy of the substantive text of the Amendment is attached to this Information Statement as Exhibit A. The Board believes that the Name Change better reflects the nature of the Company’s anticipated operations. For a discussion of our anticipated operations, see the section of this Information Statement appearing under the caption “The Share Exchange” on page 5.

This information statement is dated _________, 2014 and is first being mailed to our shareholders on or about ___________, 2014. The Name Change will not become effective until 20 calendar days after the enclosed Information Statement is first mailed or otherwise delivered to our shareholders entitled to receive notice thereof after which time the Board of Directors shall have the Amendment filed with the State of Nevada in order to effect the name change.

AUTHORIZATION BY THE BOARD AND THE HOLDER OF THE MAJORITY OF THE VOTING POWER OF OUR VOTING STOCK

Under the Nevada corporate law, our Articles of Incorporation and our Bylaws, any action that can be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote if the holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. As the holders of our common and preferred stock are entitled to vote on such matters, approval of the Name Change requires the approval of a majority of the voting power of our issued and outstanding shares of common and preferred stock. On the Record Date, the Company had 6,882,273 shares of common stock and 10,000,000 shares of preferred stock issued and outstanding with the holders of our common stock being entitled to cast one vote per share and the holder of our preferred stock entitled to vote twenty (20) votes per share. The Written Consent was executed by 2340960 Ontario Inc., who owns 1,412,619 shares of our common stock and is the holder of 10,000,000 shares of our preferred stock. 2340960 Ontario Inc. owns approximately 97%% of the voting power of our issued and outstanding voting stock.

 We have obtained all necessary corporate approvals in connection with the Name Change. We are not seeking written consents from any other shareholder, and the other shareholders will not be given an opportunity to vote with respect to the Name Change described in this Information Statement. This Information Statement is furnished solely for the purposes of advising shareholders of the action approved by the Written Consent and giving shareholders notice of the Name Change as required by the Exchange Act.

As the Name Change was approved by the Written Consent, there will be no shareholders’ meeting, and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our shareholders.

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DISSENTER’S RIGHTS

Under the Nevada corporate law, holders of our capital stock are not entitled to dissenter’s rights of appraisal with respect to the Name Change.

DISTRIBUTION AND COSTS

We will pay the cost of preparing, printing and distributing this Information Statement. Some banks, brokers and other record holders have begun the practice of “householding” notices, proxy and information statements and annual reports. “Householding” is the term used to describe the practice of delivering a single set of notices, proxy statements and annual reports to any household at which two or more shareholders reside if a company reasonably believes the shareholders are members of the same family. The Company may do so as well. This procedure reduces the volume of duplicate information shareholders receive and also reduces a company’s printing and mailing costs. The Company will promptly deliver an additional copy of any such document to any shareholder who writes or calls the Company. Alternatively, if you share an address with another shareholder and have received multiple copies of the Company’s notices, proxy statements and annual reports, you may contact the Company to request delivery of a single copy of these materials. Any such written requests should be directed to the Company’s Corporate Secretary at 2798 Thamesgate Dr., Mississauga, Ontario, Canada L4T 4E8.

VOTING RIGHTS OF THE COMPANY’S CAPITAL STOCK

As of September 30, 2014, the Company had 6,882,273 shares of common stock and 10,000,000 shares of preferred stock issued and outstanding. The holders of our common stock have the right to cast one vote for each share held of record and the holder of preferred stock has the right to cast ten votes for each share held of record on all matters submitted to a vote of holders of our voting stock. Our common stock and preferred stock vote together as a single class on all matters on which shareholders may vote, including the election of directors, except when class voting is required by applicable law.

Transfer Agent and Registrar; Market

The transfer agent and registrar for our common stock is Pacific Stock Transfer. Its address is 4045 S. Spencer Street, Suite 403, Las Vegas, NV 89119, and its telephone number is (702) 361-3033. Our common stock is traded on the OTCQB under the symbol “SUIP.”

See “Where You Can Find Additional Information About Us” elsewhere in this Information Statement for information on where you can obtain copies of our Articles of Incorporation, as amended.

THE SHARE EXCHANGE

On September 8, 2014, we entered into a share exchange agreement (the “Exchange Agreement”) pursuant to which we will, at closing, acquire all of the issued and outstanding capital stock of 2340960 Ontario Inc. from its shareholders, The Nick Bozza Family Trust, The John Bentivoglio Family Trust and The Sgro (2010) Family Trust. In exchange for all of the outstanding capital stock of 2340960 Ontario Inc., we are obligated to issue to 2340960 Ontario Inc.’s shareholders an aggregate of 79,500,000 shares of our common stock (the “Share Exchange”). On consummation of the Share Exchange, (i) 2340960 Ontario Inc. will be our wholly owned subsidiary and (ii) the 2340960 Ontario Inc.’s former shareholders will own an aggregate of 79,500,000 shares, constituting approximately 93.6% of the cumulative voting power of our voting stock.

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2340960 Ontario Inc. is developing a cardiac monitoring solution based on a wireless and leadless advance cardiac monitor which offers the dual functionality of both a holter and event recording monitor simultaneously. Upon completion of the development of its solution, 2340960 Ontario Inc. expects its cardiac monitoring solution to incorporate the collection of medical data and its transmission to physicians or to a control center for diagnostic evaluation.

The consummation of the transactions contemplated by the Exchange Agreement is subject to various conditions, the most significant of which is the completion of audited financial statements of 2340960 Ontario Inc. for its two most recent completed fiscal years. 2340960 Ontario Inc. expects its financial statements to be completed within 30 days.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of the Company’s common stock and preferred stock by the following persons as of September 30, 2014:

•	each of the Company’s executive officers;

•	each of the Company’s directors;

•	all of the Company’s directors and executive officers as a group; and

•	each beneficial owner of more than 5 percent of any class of our voting securities.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to the Company’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of the Company’s common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of September 30, 2014 are deemed to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

There are two charts presented below. The first is based on the shares of our voting stock currently outstanding without reference to the Share Exchange. In the first chart, applicable percentage voting power is based on 6,882,273 shares of common stock and 10,000,000 shares of preferred stock outstanding on September 30, 2014. The second chart assumes consummation of the Share Exchange. In the second chart, applicable percentage voting power is based on 84,969,654 shares of common stock outstanding and does not take into account 1,412,619 shares of common stock and 10,000,000 shares of preferred stock which would be owned by the Company’s wholly owned subsidiary, 2340960 Ontario Inc., after consummation of the Share Exchange.

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Shares Beneficially Owned

Shares Currently Outstanding

	Common Stock		Preferred Stock		% Total
Name of Beneficial Owner	Shares	%	Shares	%	Voting Power

Officers and Directors
John Bentivoglio (1)(7)	1,412,619	20.5%	10,000,000	100%	97.4%
All directors and Executive Officers as a group	1,412,619	20.5%	10,000,000	100%	97.4%
The Nick Bozza Family Trust (3)	1,412,619	20.5%	10,000,000	100%	97.4%
Nick Bozza, Trustee (2)(7)	1,412,619	20.5%	10,000,000	100%	97.4%
Louise Bozza, Trustee (5)(7)	1,412,619	20.5%	10,000,000	100%	97.4%
Lily Gascoigne, Trustee (5)(7)	1,412,619	20.5%	10,000,000	100%	97.4%
The John Bentivoglio Family Trust (3)	1,412,619	20.5%	10,000,000	100%	97.4%
Michael Bentivoglio, Trustee (5)(7)	1,412,619	20.5%	10,000,000	100%	97.4%
Christina Cecchini, Trustee (5)(7)	1,412,619	20.5%	10,000,000	100%	97.4%
The Sgro 92010) Family Trust (4)	1,412,619	20.5%	10,000,000	100%	97.4%
Frank Sgro, Trustee (6)(7)	1,412,619	20.5%	10,000,000	100%	97.4%
Diane Sgro, Trustee (6)(7)	1,412,619	20.5%	10,000,000	100%	97.4%
Gino Alberelli, Trustee (6)(7)	1,412,619	20.5%	10,000,000	100%	97.4%

______________

(1)

Represents shares held directly by 2340960 Ontario Inc. of which Mr. John Bentivoglio is a director and officer and co-trustee of a family trust which owns 37.5% of the voting capital stock of such entity and as a result he could be deemed to have shared voting and dispositive power and be the beneficial owner of the shares beneficially owned by 2340960 Ontario Inc.

(2)

Represents shares held directly by 2340960 Ontario Inc. of which Mr. Nick Bozza is a director and officer and co-trustee of a family trust which owns 37.5% of the voting capital stock of such entity and as a result he could be deemed to have shared voting and dispositive power and be the beneficial owner of the shares beneficially owned by 2340960 Ontario Inc. Mr. Bozza is expected to become a director of the Company in the future.

(3)

Represents shares held directly by 2340960 Ontario Inc. of which the listed beneficial owner owns 37.5% of the voting capital stock and as a result could be deemed to have shared voting and dispositive power and be the beneficial owner of the shares beneficially owned by 2340960 Ontario Inc.

(4)

Represents shares held directly by 2340960 Ontario Inc. of which the listed beneficial owner owns 25% of the voting capital stock and as a result could be deemed to have shared voting and dispositive power and be the beneficial owner of the shares beneficially owned by 2340960 Ontario Inc.

(5)

Represents shares held directly by 2340960 Ontario Inc. and the referenced name beneficial owner is a co-trustee of a family trust which owns 37.5% of the voting capital stock of such entity and as a result could be deemed to have shared voting and dispositive power and be the beneficial owner of the shares beneficially owned by 2340960 Ontario Inc.

(6)

Represents shares held directly by 2340960 Ontario Inc. and the referenced name beneficial owner is a co-trustee of a family trust which owns 25% of the voting capital stock of such entity and as a result could be deemed to have shared voting and dispositive power and be the beneficial owner of the shares beneficially owned by 2340960 Ontario Inc.

(7)	Each individual included in the table disclaims beneficial ownership of shares beneficially owned by the family trust of which he/she is a co-trustee.

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Shares Beneficially Owned

After Consummation of the Share Exchange

	Common Stock
Name of Beneficial Owner	Shares	%

Officers and Directors
John Bentivoglio (1)(3)	29,812,500	35.1%
All directors and Executive Officers as a group	29,812,500	35.1%
The Nick Bozza Family Trust (2)	29,812,500	35.1%
Nick Bozza, Trustee (1)(3)	29,812,500	35.1%
Louise Bozza, Trustee (1)(3)	29,812,500	35.1%
Lily Gascoigne, Trustee (1)(3)	29,812,500	35.1%
The John Bentivoglio Family Trust (2)	29,812,500	35.1%
John Bentivoglio, Trustee (1)(3)	29,812,500	35.1%
Michael Bentivoglio, Trustee (1)(3)	29,812,500	35.1%
Christina Cecchini, Trustee (1)(3)	29,812,500	35.1%
The Sgro 92010) Family Trust (2)	19,812,500	23.3%
Frank Sgro, Trustee (1)(3)	19,812,500	23.3%
Diane Sgro, Trustee (1)(3)	19,812,500	23.3%
Gino Alberelli, Trustee (1)(3)	19,812,500	23.3%

_____________

(1)

Represents shares that, on the consummation of the Share Exchange, will be held directly by a family trust of which the listed beneficial owner is a co-trustee and as a result could be deemed to have shared voting and dispositive power and be the beneficial owner of the shares owned by the family trust.

(2)	Represents shares held directly by the listed beneficial owner.

(3)	Each individual included in the table disclaims beneficial ownership of shares beneficially owned by the family trust of which he/she is a co-trustee.

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INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of the following persons have any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of our Company since October 1, 2013, the commencement of our last completed fiscal year;

2.	any proposed nominee for election as a director of our Company; and

3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are set forth below in the section entitled "Security Ownership of Certain Beneficial Owners and Management." To our knowledge, no director has advised that he intends to oppose the Name Change as more particularly described herein.

FORWARD-LOOKING STATEMENTS

Information included in this Information Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of words "may," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains reports, proxy statements, information statements and other information about issuers, like Sunrise Holdings Limited, that file electronically with the SEC. The address of that website is www.sec.gov. The website, and, except as expressly incorporated herein, the information contained therein, is not a part of this Information Statement. You may also obtain copies of the documents at prescribed rates by writing to the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549.

By order of the Board of Directors of

Sunrise Holding Limited,

October 2, 2014	By:	/s/ John Bentivoglio
John Bentivoglio
Chief Executive Officer

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090201

Exhibit A
Proposed

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

SUNRISE HOLDINGS LIMITED

2. The articles have been amended as follows: (provide article numbers, if available)

The name of the corporation is EVENT CARDIO GROUP INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: Time: **97.4%**

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised 8-31-11

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